UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : July 2, 2006
CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-7275 (Commission File Number)	74-1751768 (IRS Employer Identification No.)

100 West Houston Street, San Antonio, Texas (Address of principal executive offices)		78205 (Zip Code)
(210) 220-4011
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
     On July 2, 2006 Cullen/Frost Bankers, Inc., (“Cullen/Frost”) and Summit Bancshares, Inc. (“Summit”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) that provides for the ultimate merger of Summit with and into The Frost National Bank, a wholly-owned subsidiary of Cullen/Frost (the “Merger”).
     Under the terms of the Merger Agreement, the consideration for the Merger will consist of approximately 3.84 million shares (assuming the treasury stock method of accounting for options before giving effect to any exercises in outstanding options) of Cullen/Frost’s common stock, par value $.01 per share (“Cullen/Frost Common Stock”), and approximately $143.4 million in cash. The Merger is intended to constitute a “reorganization” for United States federal income tax purposes. Consummation of the Merger is subject to a number of conditions, including receipt of requisite regulatory approvals and the approval of the shareholders of Summit. Directors of Summit, who hold in the aggregate approximately 15% of the fully diluted outstanding shares of Summit’s common stock, have agreed to vote in favor of the Merger. The Merger is expected to be consummated in the fourth quarter of 2006.
     The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.
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Forward Looking Statements
     Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Cullen/Frost Bankers, Inc. with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by or with the approval of Cullen/Frost that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger of Cullen/Frost and Summit, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of Cullen/Frost or Summit or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
     Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of Cullen/Frost and Summit will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vi) the failure of Summit’s shareholders to approve the Merger; (vii) local, regional, national and international economic conditions and the impact they may have on Cullen/Frost and Summit and their customers and Cullen/Frost’s and Summit’s assessment of that impact; (viii) changes in the level of non-performing assets and charge-offs; (ix) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (x) inflation, interest rate, securities market and monetary fluctuations; (xi) changes in the competitive environment among financial holding companies and banks; and (xii) changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Cullen/Frost and Summit must comply. Additional factors that could cause Cullen/Frost’s results to differ materially from those described in the forward-looking statements can be found in Cullen/Frost’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q

and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Cullen/Frost or Summit or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. Cullen/Frost and Summit undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.
Additional Information
     In connection with the proposed Merger, Cullen/Frost will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Summit and a Prospectus of Cullen/Frost, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Cullen/Frost at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.frostbank.com under the tab “About Frost” and then under the heading “Investor Relations” and then under “SEC Filings”. Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Greg Parker, Executive Vice President & Director of Investor Relations, Cullen/Frost Bankers, Inc., P.O. Box 1600, San Antonio, Texas 78296, (210) 220-5632.
     Cullen/Frost and Summit and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Summit in connection with the proposed Merger. Information about the directors and executive officers of Cullen/Frost is set forth in the proxy statement for Cullen/Frost’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 27, 2006. Information about the directors and executive officers of Summit is set forth in the proxy statement for Summit’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 24, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits:
2.1	Agreement and Plan of Merger by and between Summit Bancshares, Inc. and Cullen/Frost Bankers, Inc. dated as of July 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	July 7, 2006

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and between Summit Bancshares, Inc. and Cullen/Frost Bankers, Inc. dated as of July 2, 2006